Exhibit 99.1

CF Industries: Capitalizing on a Strengthening North American Fertilizer Market CF Industries Holdings, Inc. NYSE: CF Goldman Sachs Eleventh Annual Agricultural Biotech Forum 2007 February 13, 2007

For CF Industries Holdings, Inc. Today David J. Pruett Senior Vice President, Operations Ernest Thomas Senior Vice President and Chief Financial Officer

Safe Harbor Statement Certain statements contained in this presentation may constitute “forward-looking statements” within the meaning of federal securities laws. All statements in this presentation, other than those relating to our historical information or current condition, are forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which could cause our actual results to differ materially from such statements. These risks and uncertainties include: the relatively expensive and volatile cost of North American natural gas; the cyclical nature of our business; the nature of our products as global commodities; intense global competition in the consolidating markets in which we operate; conditions in the U.S. agricultural industry; weather conditions; our inability to accurately predict seasonal demand for our products; the concentration of our sales with CF Industries’ pre-IPO owners and other large customers; the impact of changing market conditions on our forward pricing program; the significant risks and hazards against which we may not be fully insured; unanticipated consequences related to future expansion of our business; our inability to expand our business, including that due to the significant resources that could be required; potential liabilities and expenditures related to environmental and health and safety laws and regulations; our inability to obtain or maintain required permits and governmental approvals; acts of terrorism; difficulties in securing the raw materials we use; changes in global fertilizer supply and demand; loss of key members of management; inability to meet financial reporting and other reporting requirements as a public company; and the other risks and uncertainties included from time to time in our filings with the Securities and Exchange Commission. We undertake no obligation to update or revise any forward-looking statements.

CF Industries’ Corporate Vision ‘We will be recognized as a leading global marketer, producer, and supplier of high-quality, low-cost fertilizer products and services, creating sustained value for shareholders, customers and employees.’

The “Investable Idea” for CF Industries U.S. fertilizer markets, driven by improved fundamentals for corn and wheat, appear strong in ’07! Global demand and trade patterns suggest a less disruptive import presence Natural gas costs have moderated CF Industries, with its world class manufacturing and extensive Corn Belt distribution assets, should benefit from this improved marketplace

Let’s Look At Two Key Crops: Corn & Wheat

U.S. Corn Demand Start with sizeable new demand The result: anticipated strong domestic markets in Fertilizer Year ‘07 Billion Bushels Source: USDA 0 2 4 6 8 10 12 14 1995 1997 1999 2001 2003 2005 2007 2009 Exports Food & Industrial Feed & Residual The result: significantly increased production and use Near-record low corn inventories Ethanol-driven demand for corn Source: USDA, Doane Source: USDA

Strong Global Demand Is Also Fueling Corn’s Growth

Coarse Grains Demand in China Start with low coarse grain stocks* *Coarse grains are corn, sorghum, oats and barley. The result: Increased grain trade 0 20 40 60 80 100 120 1995 1997 1999 2001 2003 2005 2007 2009 Million Tonnes Source: USDA, Doane U.S. World Total Grain Exports Argentina EU - 25 In a tight market, added export tons are just not available! Million Tonnes Exports Poised to import Imports Net Trade Source: USDA Million Tonnes Stock to Use (R Axis) Inventory at extremely low level Source: USDA, Doane Add in likely chinese import surge

Corn Demand The result of rising domestic and export demand? Rising U.S. Corn Acreage! 60 65 70 75 80 85 90 1995 1997 1999 2001 2003 2005 2007 Million Acres Source: USDA, Doane  Rising U.S. Corn Prices CBOT: ..H.07 6 Month Daily CBOT CORN Mar 2007 (c) 2007 INO.com 240 260 280 300 320 340 360 380 400 420 440 Aug Sep Oct Nov Dec Jan Feb C.H07 Price 50 Day MA

“But it’s more than just a corn story!”

U.S & Global Wheat Fundamentals World Wheat Ending Inventory 10% 15% 20% 25% 30% World Ending Stocks (L Axis) Million Metric Tons % of Use Stocks/Use Ratio (R Axis) Source: USDA

U.S & Global Wheat Demand Recovering U.S. Wheat Acreage 40 50 60 70 80 1995 1997 1999 2001 2003 2005 2007 Million Acres Source: USDA, Doane

The Demand Side is Strong

What About New World Capacity? Ammonia Close to Demand in ‘07 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 06 07 08 09 Projected Capacity Increase Projected Demand Increase Calendar Years Source: Fertecon Quarterly MM Tonnes of Ammonia

What About New World Capacity? Phosphate Demand Projected to Exceed Capacity Through ’09

The “Investable Idea” Upbeat ’07 Outlook Increased Application Rates + = Source: USDA, Doane Projected Increased Acres +11.2% +7.7% -7.9% -3.2% ACRES Projected N&P Demand Source: AAPFCO, Derived from various industry sources

Can CF Industries capitalize on this opportunity?

A Quick Look At CF Industries A leading manufacturer/distributor of nitrogen and phosphate fertilizer U.S. market shares for fertilizer year 2005: 24% nitrogen 12% phosphate Corn Belt* shares in fertilizer year 2005: 30% nitrogen 17% phosphate *ND, SD, NE, KS, MN, IA, MO, IL, OH & IN

Strengths and Flexibility World-scale manufacturing facilities Strategically located, flexible distribution system Long-standing customer relationships Leading market positions in key Corn Belt markets Forward Pricing Program Strong financial position Experienced management team

World-Scale Manufacturing – Donaldsonville, LA Largest nitrogen fertilizer complex in North America Produces ammonia, urea, and UAN Significant production flexibility Access to transportation by barge, pipeline and rail

World-Scale Manufacturing – Medicine Hat, AB Largest nitrogen fertilizer complex in Canada, #3 in North America Access to western Canada and northern U.S. markets Produces ammonia and urea Supplied by lower-priced Alberta natural gas Typical basis spread: $30/ton ammonia

World-Scale Manufacturing – Central Florida Hardee County – rock mine with 25 years of reserves* Plant City Complex – one of the largest, integrated DAP/MAP complexes in U.S Port of Tampa – access to domestic and international markets *15 fully permitted

CF Industries Are we positioned to capitalize on growing demand for corn, wheat and other crops?

Ethanol Boom Driving Corn Demand

Medicine Hat Nitrogen Complex Phosphate Plant Phosphate Rock Mine Ammonia Terminal and UAN Terminal Urea Warehouse Ammonia Terminal UAN Terminal WI IN MN IA MO NE OH ND IL SD Donaldsonville Plant City Hardee Low High KS MI Flexible Distribution Network Well Situated to Serve Corn Belt Market

The Elephant in the Room Nitrogen fertilizer is natural gas intensive ‘Stranded’ natural gas overseas has encouraged building low-cost, export-oriented capacity Politics have limited new gas supply in the U.S.

The natural gas marketplace is changing – for the better! Long-term positives include - LNG and a more global market Millions of new acres for exploration Increased gas prices for some offshore producers The Elephant in the Room

U.S. Natural Gas Prices 2006/2007 $0 $2 $4 $6 $8 $10 $12 $14 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb 12 Month NYMEX Henry Hub Cash Warm winter weakens prices Tropical Storm Chris Extreme summer heat and hurricane concerns support summer prices Crude oil driven price surge Unseasonably cool weather and quiet Gulf storm season Weather turns cooler 2006 2007 Warm early winter Colder than Normal February

2006 Stock Performance Negative hurricane forecast “No-Show” hurricanes Corn optimism! $25.64 $22.85 $20.01 $17.07 $15.57 $15.84 $14.26 $17.15 $17.30 $17.00 $18.45 $17.02 $12.00 $14.00 $16.00 $18.00 $20.00 $22.00 $24.00 $26.00 $28.00 01/06/06 01/13/06 01/20/06 01/27/06 02/03/06 02/10/06 02/17/06 02/24/06 03/03/06 03/10/06 03/17/06 03/24/06 03/31/06 04/07/06 04/13/06 04/21/06 04/28/06 05/05/06 05/12/06 05/19/06 05/26/06 06/02/06 06/09/06 06/16/06 06/23/06 06/30/06 07/07/06 07/14/06 07/21/06 07/28/06 08/04/06 08/11/06 08/18/06 08/25/06 09/01/06 09/08/06 09/15/06 09/22/06 09/29/06 10/06/06 10/13/06 10/20/06 10/27/06 11/03/06 11/10/06 11/17/06 11/24/06 12/01/06 12/08/06 12/15/06 12/22/06 12/29/06 Week Ending

2007 YTD Stock Performance Continued optimism $29.03 $29.29 $28.70 $31.56 $32.86 $26.59 $20.00 $22.00 $24.00 $26.00 $28.00 $30.00 $32.00 $34.00 1/5/2007 1/12/2007 1/19/2007 1/26/2007 2/2/2007 2/9/2007 Week Ending

Long-Term Strategic Initiatives Grow and diversify Trinidad project Petroleum coke project Other initiatives

What’s Ahead? Market fundamentals appear strong through spring! Natural gas prices have moderated, crop prices up sharply, and imports limited Ethanol demand, low grain stocks suggest increased acreage, increased application rates, and continued strong crop prices

CF Industries’ Corporate Vision ‘We will be recognized as a leading global marketer, producer, and supplier of high-quality, low-cost fertilizer products and services, creating sustained value for shareholders, customers and employees’

Appendix One Total Product Sales Volume EBITDA Gross Margin 8,201 8,503 8,438 8,400 8,050 8,100 8,150 8,200 8,250 8,300 8,350 8,400 8,450 8,500 8,550 Year Ended 12/31/03 Year Ended 12/31/04 Year Ended 12/31/05 Year Ended 12/31/06 Thousand Tons $95.2 $233.5 $184.0 $137.4 $- $50.0 $100.0 $150.0 $200.0 $250.0 Year Ended 12/31/03 Year Ended 12/31/04 Year Ended 12/31/05 Year Ended 12/31/06 $ Millions $34.4 $216.1 $209.2 $147.2 $- $50.0 $100.0 $150.0 $200.0 $250.0 2003 2004 2005 2006 $ Millions

Appendix One Capital Expenditures Adjusted Free Cash Flow* * See Appendix One for definition $28.7 $33.7 $69.4 $59.3 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 Year Ended 12/31/03 Year Ended 12/31/04 Year Ended 12/31/05 Year Ended 12/31/06 in Thousands $182.9 $166.1 $130.4 $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 $200.0 2004 2005 2006

Appendix One Adjusted Free Cash Flow – net cash provided by (used in) operating activities less customer advances – net, other changes in working capital, capital expenditures, distributions to minority interest, and dividends paid on the common stock.

Appendix Two Continuous Improvement Increased Productivity at Florida Phosphate Operation Natural Gas and Capacity Gains at Medicine Hat MMBtu of Natural Gas Per Ton 30.00 31.00 32.00 33.00 34.00 35.00 36.00 37.00 38.00 39.00 40.00 1980 1981 1982 1983 1984 1985 1986 1986 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 Total Tons P2O5 Produced Per Employee 1,600, 1550, 1500, 1,450 1,400 1,350 1,300 1,250 1,200 1,150 1,100 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 Source: CBOT

Steady Efficiency Improvements at Donaldsonville * Representative of complex’s four ammonia plants Appendix Two Continuous Improvement DONALDSONVILLE AMMONIA NO. 3 PLANT MMBTU/TON * 31.5 32.0 32.5 33.0 33.5 34.0 34.5 35.0 35.5 36.0 1980 1985 1990 1995 2000 2005 2010 YEAR MMBTU/TON Significantly less natural gas per product ton